UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2012

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 19, 2012, Integrated Device Technology, Inc. (“IDT”) issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information

These materials are for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer with respect to the acquisition of PLX Technology will only be made through the prospectus, which is part of the registration statement on Form S-4, which contains an offer to purchase, form of letter of transmittal and other documents relating to the exchange offer, as well as the Tender Offer Statement on Schedule TO (collectively, and as amended and supplemented from time to time, the “Exchange Offer Materials”), each initially filed with the U.S. Securities and Exchange Commission (the “SEC”) by IDT on May 22, 2012. The registration statement has not yet become effective. In addition, PLX Technology filed with the SEC on May 22, 2012 a solicitation/recommendation statement on Schedule 14D-9 (as amended and supplemented from time to time, the “Schedule 14D-9”) with respect to the exchange offer. Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions because these documents contain important information relating to the exchange offer and related transactions. Investors and security holders may obtain a free copy of these documents, as filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by IDT or PLX Technology, at the SEC’s website at www.sec.gov. In addition, such materials will be available from IDT or PLX Technology, or by calling Innisfree M&A Incorporated, the information agent for the exchange offer, toll-free at (877) 456-3463 (banks and brokers may call collect at (212) 750-5833).

Forward-Looking Statements

Certain statements in these materials may contain forward-looking statements relating to IDT, including expectations for IDT’s proposed acquisition of PLX. All statements included in these materials concerning activities, events or developments that IDT expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: uncertainties as to the timing of the exchange offer and the subsequent merger; uncertainties as to how many of PLX’s stockholders will tender their shares of common stock in the exchange offer; the risk that the exchange offer and the subsequent merger will not close because of a failure to satisfy one or more of the offer closing conditions (including regulatory approvals); the risk that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the exchange offer or the merger may result in significant costs of defense, indemnification and liability; the risk that IDT’s or PLX’s business will have been adversely impacted during the pendency of the exchange offer and the merger; the risk that the operations of the companies will not be integrated successfully; the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated; and other economic, business and competitive factors affecting the businesses of IDT and PLX generally, including those set forth in the filings of IDT and PLX with the SEC from time to time, including their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date of this communication and IDT does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated December 19, 2012 issued by Integrated Device Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2012	INTEGRATED DEVICE TECHNOLOGY, INC.

	By:	/s/ Richard D. Crowley, Jr.
Richard D. Crowley, Jr.
Senior Vice President, Chief Financial Officer
(duly authorized officer)

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 19, 2012 issued by Integrated Device Technology, Inc.